Ordinary Shares	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
Ordinary shares

8. Ordinary shares

On March 22, 2016, the Company completed a registered direct offering of 54,032 Ordinary shares at a price of $124 per share for a total net consideration of $6,089, after deducting underwriting commissions and other issuance expenses.

On September 18, 2017 the shareholders of the Company approved a reverse split of the Company's share capital at a ratio of five to one, so each five Ordinary shares, par value NIS 0.01 per share, were consolidated into one Ordinary share, par value NIS 0.05.

On March 6, 2019 the shareholders of the Company approved a reverse split of the Company's share capital at a ratio of eight to one, so each eight Ordinary shares, par value NIS 0.05 per share, have been consolidated into one Ordinary share, par value NIS 0.40.

All references to Ordinary shares amounts have been retroactively restated to reflect the eight to one reverse split.